Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Corp. (Case No. 07-11080) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation (Case No. 07-11081) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation II (Case No. 07-11082) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11083) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Mortgage Partners, LLC (Case No. 07-11084) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date:	September 28, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principals (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF AUGUST 31,2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Assets
Cash	2,615	—	—	2,315	—	—	—	—	—	—	—	—	4,500		9,430
Restricted cash	10,790	—	—	(341)	—	—	—	—	—	—	—	—	—		10,449
Mortgage loans held for sale, net	619,207	—	—	51	11	—	—	—	—	—	—	—	—	(62)	619,207
Mortgage loans held for investment, net of allowance of $3,872 and 14,040, respectively	—	—	—	—	179,542	325,180	547,535	54,519	644,074	850,426	814,215	424,971	—	(423)	3,840,039
Mortgage servicing rights	67,157	—	—	—	—	—	—	—	—	—	—	—	—		67,157
Receivable from custodian	—	—	—	—	9,073	9,538	7,623	1,508	5,191	6,820	4,953	3,305			48,011
Trading securities	1,733	—	—	—	—	—	—	—	—	—	—	—	—		1,733
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued interest receivable	673	—	—	—	754	1,076	1,560	238	1,914	2,578	2,542	1,453			12,788
Premises and equipment, net	43,245	—	—	19	—	—	—	—	—	—	—	—	—		43,264
Goodwill, net	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Deferred tax asset, net	16,502	—	—	—	—	—	—	—	—	—	—	—	—	—	16,502
Accounts receivable from affiliates	—	8,831	—	136,919	1,079	—	—	—	—	—	—	—	—	(146,829)	—
Investment in subsidiaries	—	—	—	392,980	—	—	—	—	—	—	—	—	—	(392,980)	—
Other assets	21,989	—	—	3,139	2,886	6,608	6,134	348	3,242	1,340	1,241	2,588	—		49,515

Total assets	783,911	8,831	—	535,082	193,345	342,402	562,852	56,613	654,421	861,164	822,951	432,317	4,500	(540,294)	4,718,095

Liabilities and shareholders' equity
Warehouse lines of credit	636,646	—	—	—	—	—	—	—	—	—	—	—	—		636,646
Repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Loan funding payable	12,861	—	—	—	—	—	—	—	—	—	—	—	—		12,861
Accrued interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued expenses	23,622	—	—	2,515	—	—	—	—	—	—	—	—	—		26,137
Other accounts payable	—	—	—	(18,562)	—	—	—	—	—	—	—	—	—		(18,562)
Accounts payable to affiliates	27,660	—	188		—	6,621	4,626	2,296	13,578	42,406	34,782	10,278	4,500	(146,346)	589
Collateralized debt obligations	—	—	—	—	179,420	328,766	552,407	46,687	630,753	810,044	779,764	419,700	—		3,747,541
Junior subordinated debentures representing obligations for trust preferred securities	—			175,260											175,260

Total liabilities	700,789	—	188	159,213	179,420	335,387	557,033	48,983	644,331	852,450	814,546	429,978	4,500	(146,346)	4,580,472
Minority interest	64	—	—	—	—	—	—	—	—	—	—	—	—		64
Shareholders' equity:
Preferred stock	—	—	—	47,992	—	—	—	—	—	—	—	—	—		47,992
Common stock	—	—	—	571	—	—	—	—	—	—	—	—	—		571
Additional paid-in capital	393,898	25	25	278,865	—	—	—	—	—	—	—	—	—	(393,948)	278,865
Accumulated deficit	(310,840)	8,806	(213)	66,345	13,925	7,015	5,819	7,630	10.090	8,714	8,405	2,339	—		(171,965)
Treasury stock	—	—	—	(17,904)	—	—	—	—	—	—	—	—	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total shareholders' equity	83,058	8,531	(188)	375,869	13,925	7,015	5,819	7,630	10,090	8,714	8,405	2,339	—	(393,948)	137,559

Total liabilities and shareholders' equity	783,911	8,831	—	535,082	193,345	342,402	562,852	56,613	654,421	861,164	822,951	432,317	4,500	(540,294)	4,718,095

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007- August 31, 2007

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Revenues:
Net Interest Income:
Interest income:
Mortgage loans, including fees	23,042	—	—	(11,637)	9,408	13,598	20,826	3,503	24,632	32,065	31,714	17,774	—	—	164,925
Securities available for sale	—	—	—	16,833	—	—	—	—	—	—	—	—	—		16,833
Securities held to maturity	—	—	—	4,632	—	—	—	—	—	—	—	—	—		4,632
Trading securities	2,153	—	—	26	—	—	—	—	—	—	—	—	—		2,179

Total interest income	25,195	—	—	9,854	9,408	13,598	20,826	3,503	24,632	32,065	31,714	17,774	—	—	188,569
Total interest expense	(16,148)	—	—	(19,120)	(8,736)	(16,025)	(24,359)	(2,438)	(26,733)	(34,694)	(32,972)	(17,397)	—		(198,622)

Net interest income	9,047	—	—	(9,266)	672	(2,427)	(3,533)	1,065	(2,101)	(2,629)	(1,258)	377	—	—	(10,053)
Provision for loan losses	—	—	—	3,830	—	—	—	—	—	—	—	—	—		3,830

Net interest income after provision for loan losses	9,047	—	—	(5,436)	672	(2,427)	(3,533)	1,065	(2,101)	(2,629)	(1,258)	377	—	—	(6,223)
Net gain on sale of mortgage loans	17,712	—	—	—	—	—	—	—	—	—	—	—	—		17,712
Net gain on sale of securities available for sale	—	—	—	24,002	—	—	—	—	—	—	—	—	—		24,002
Mortgage servicing income, net	7,907	—	—	(2,547)	—	—	—	—	—	—	—	—	—		5.360
Other revenue	(9,205)	—	—	457	—	—	—	—	—	—	—	—	—		(8,748)

Total revenues	25,461	—	—	16,476	672	(2,427)	(3,533)	1,065	(2,101)	(2,629)	(1,258)	377	—	—	32,103

Expenses:
Salaries and associate benefits, net	41,796	—	—	6,240	—	—	—	—	—	—	—	—	—		48,036
Goodwill impairment	39,995	—	—	—	—	—	—	—	—	—	—	—	—		39,995
Marketing and promotions	10,090	—	—	36	—	—	—	—	—	—	—	—	—		10,126
Occupancy and equipment	10,002	—	—	243	—	—	—	—	—	—	—	—	—		10,245
Depreciation and amortization	5,329	—	—	34	—	—	—	—	—	—	—	—	—		5,363
Minority interest	111	—	—	—	—	—	—	—	—	—	—	—	—		111
Other operating expense	13,952	—	—	5,452	—	—	—	—	—	—	—	—	—		19,404

Total expenses	121,275	—	—	12,005	—	—	—	—	—	—	—	—	—	—	133,280

Loss before income taxes	(95,814)	—	—	4,471	672	(2,427)	(3,533)	1,065	(2,101)	(2,629)	(1,258)	377	—	—	(101,177)

Income tax expense	5,716	—	—	—	—	—	—	—	—	—	—	—	—		5,716

Net loss	(101,530)	0	0	4,471	672	(2,427)	(3,533)	1,065	(2,101)	(2,629)	(1,258)	377	0	0	(106,893)

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE EIGHT MONTH PERIOD ENDED AUGUST 31, 2007

(Dollars in Thousands)

	August 31, 2007	December 31, 2006
Operating activities
Net loss	$(106,893)	$(6,480)
Adjustments to reconcile net loss to net cash (used in) provided by .operating activities:
Goodwill impairment	39,995
Depreciation and amortization	5,363	8,455
Net amortization of premium/accretion of discount on investment securities	(1,064)	(5,398)
Provision for loan losses	(3,830)	1,811
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,101)	1,960
Gain on sale of securities available for sale	(24,002)	—
Capitalization of mortgage servicing rights	(23,172)	(42,865)
Change in fair value of mortgage servicing rights	(77)	9,045
Loss on disposal of premises and equipment	396	20
Stock-based compensation, net	2,678	3,733
Compensation expense for Sales Equity Plan, net	158	570
Cumulative effect of change in accounting principle	—	(441)
Minority interest	22	(20)
Deferred taxes	5,716	537
Decrease (increase) in restricted cash	117,584	(112,289)
(Increase) decrease in mortgage loans held for sale, net	(239,908)	149,716
Increase in trading securities	3,091	(4,824)
Decrease in receivable from custodian	29,601	51,029
Decrease (increase) in accrued interest receivable	9,599	(4,103)
Decrease (increase) in other assets	67,981	(33,195)
(Decrease) increase in accrued interest payable	(9,144)	3,105
Decrease in other liabilities	(68.937)	(7,565)

Net cash (used in) provided by operating activities	$(199,944)	$12,801

Investing activities
Net principal collections of mortgage loans held for investment	530,489	705,822
Purchases of premises and equipment, net	(3,617)	(12,209)
Purchases of investment securities available for sale	—	(1,346,406)
Proceeds from the sale of securities available for sale	1,509,385	—
Proceeds from maturities and prepayments of investment securities available for sale	49,274	130,125
Purchase of investment securities held to maturity	—	(147,245)
Proceeds from maturities and prepayments of investment securities held to maturity	10,553	28,041

Net cash provided by (used in) investing activities	$2,096,084	$(638,872)

Financing activities
Increase (decrease) in warehouse credit facilities, net	231,881	(58,189)
(Decrease) increase in repurchase agreements, net	(1,527,470)	1,311,543
Net change in loan funding payable	(50,994)	(5,550)
Proceeds from debt issuance	—	571,837
Repayment of debt	(529,485)	(1,197,696)
Proceeds from issuance of preferred stock, net	—	47,992
Purchase of shares under share repurchase program	(16,499)	—
Purchase of shares under Sales Equity Plan	—	(993)
Cash dividends paid	(15,130)	(63,391)

Net cash (used in) provided by financing activities	$(1,907,697)	$605,553

Net increase (decrease) in cash	(11,557)	(20,518)
Cash and cash equivalents at beginning of period	20,987	41,505

Cash and cash equivalents at end of period	$9,430	$20,987

Supplemental disclosures
Non-cash investing and financing activities:
Cumulative effect of change in accounting principle	$(1,007)	$—
Transfers to mortgage loans held for sale from mortgage loans held for investment	—	357,117
Transfers to other real estate from mortgage loans held for investment	6,300	8,628
Change in net unrealized gains and losses on available for sale securities	(10,473)	10,722
Change in net unrealized gains and losses on cash flow hedges	1,825	(41,184)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$2,143	$—	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$2,143	$—	$—	$—	$—	$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ August 31, 2007 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date:	September 28, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	8,827

Total Accounts Receivable	$8,827

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

VII. Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		XXX

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		XXX

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	XXX

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	XXX

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	August 9, 2007 - August 31, 2007

VII. Bank Reconciliations

See attached sheets that follow

HomeBanc Mortgage Corporation
Account Name: Master Account
Account Number: 1001-10020
Prepared By:
August-07

Account Description

This account is the master cash account. This account is used for miscellaneous deposits, miscellaneous wire transfers, loan sale wires, payroll transfers, AP transfers, etc. This account is reconciled on a daily basis and also on a monthly basis.

Current Month GL Ending Balance	(223,030.63)

Outstanding Items booked to the G/L:
1/31/07 Payroll Difference - Jan	(3,597.61)
2/28/07 Payroll Difference - Feb	15,915.74
3/31/07 Payroll Difference - Mar	(31,704.76)
4/30/07 Payroll Difference - Apr	1,416.80
5/31/07 Payroll Difference - May	(89,969.20)
6/30/07 Payroll Difference - Jun	45,543.89
7/13/07 07/03 P & I	198,863.66
7/20/07 07/04 P & I	15,987.37
7/27/07 07/18 P & I	135,259.36
7/27/07 07/20 P & I	(40,925.76)
7/31/07 Payroll Difference - Jul	77,850.69
8/31/07 Payroll Difference - Aug	(486,640.12)
8/31/07 APP Fee Total - see tab	(985.68)

Outstanding Items on Bank Statement:
7/5/07 HB Servicing	3,002.73
7/5/07 JPMC Swap Unwind	1,570,000.00
7/6/07 Citi swap rate reset	(8,756.95)
7/10/07 Down Payment Bacchus 23089741	(39,997.52)
7/10/07 HB Servicing	214,851.03
7/10/07 MBS Bond Price Correction	(28,490.66)
7/19/07 Telecheck	(90.19)
7/23/07 HB Servicing	94,333.60
7/26/07 HB Servicing	(3,082.00)
7/27/07 Returned App Fee Nova ACH	(320.00)
7/31/07 App Fee Total	(11,477.99)
8/6/07 Returned deposit	(395.00)
8/8/07 Returned deposit	(395.00)
8/10/07 Funds Transfer	(811,493.18)
8/15/07 Returned deposit	(395.00)
8/17/07 Funds Transfer	640,223.69
8/20/07 Funds Transfer	(15,000.00)
8/20/07 CW Repurchase Overage	2,951.19
8/23/07 Funds Transfer	(50,000.00)
8/27/07 Funds transfer	(100,000.00)
8/29/07 HB Servicing	(210,860.93)
8/30/07 P&I Due JP Synd loans	(55,065.73)
8/31/07 Lockbox Transfer	(85,382.89)	Clears in September
8/31/07 Funds Transfer - JPMC	7,309.96
8/31/07 Lockbox Transfer	62,292.95
8/31/07 Funds Transfer - JPMC	315,553.25

Total Adjustments needed to match bank stmt	1,652,300.98

Adjusted GL Balance	1,429,270.35

Bank Balance	1,329,270.35
Wachovia Account # 135 - HUD Reserve	100,000.00

Difference	0.00

Explanation of Difference

[ILLEGIBLE]

Co. 10 - HomeBanc Corporation
Account Name: Master Account
Account Number: 1001-10020
Prepared By:
August-07
Wachovia Account #

Account Description

This account is the master cash account. This account is used for miscellaneous deposits, miscellaneous wire transfers, loan sale wires, payroll transfers, AP transfers, etc. This account is reconciled on a daily basis and also on

Current Month GL Ending Balance	2,401,729.72
Items booked to the G/L not on Bank Statement:
8/14/07 JPMC DIP Financing	781,124.00

Items included in Bank Statement not included in GL:
8/10/07 Funds Transfer	(1,726,418.56)
8/15/07 Funds Transfer - Wachovia manual transfer to cover overdraft	(460,735.96)
8/31/07 Funds Transfer - Accounts Payable	(200,000.00)
8/9/07 Funds Transfer	(143,000.00)
8/9/07 Funds Transfer	(40,000.00)
8/10/07 Funds Transfer	(7,633.91)
8/23/07 Funds Transfer	0.95
8/21/07 Funds Transfer	12,423.00
8/21/07 HB Servicing	55,628.73
8/31/07 Funds Transfer - JPMC	66,113.26
8/21/07 Funds Transfer	80,600.07
7/27/07 JPMC	600,000.00
8/31/07 Funds Transfer - Countrywide	1,240,251.00
8/21/07 Funds Transfer	3,846,561.28

Items included in GL not included in Bank Statement:
Total Adjustments	2,542,665.86

Adjusted GL Balance	4,944,395.58

Bank Balance 0	4,944,395.58

Difference	—

Explanation of Difference

Commercial Checking
01 006 130 D 32 [ILLEGIBLE]00,071

HOMEBANC CORPORATION
OPERATING ACCOUNT ATTN TREASURY 2002 SUMMIT BLVD STE 100A ATLANTA GA 30319	CB

Commercial Checking	8/01/2007 thru 8/31/2007

Account number:
Account owner(s):	HOMEBANC CORPORATION OPERATING ACCOUNT

Account Summary
Opening balance 8/01	$1,73[ILLEGIBLE],049.14	-

Deposits and other credits	16,480,262.35	+

Other withdrawals and service fees	9,747,818.13	-

Closing balance 8/31	$4,944,395.53

Deposits and Other Credits

Date	Amount	Description
8/01	85,386.94	AUTOMATED CREDIT HOMEBANC INV. DDA CO. ID CCD MISC 674000

8/01	2,000,000.00	FUNDS TRANSFER (ADVISE 20[ILLEGIBLE]20) RCVD FROM JPMORGAN CHASE BA/ ORG=HOMEBANC MORTGAGE CORP. RFB=CAP OF 07/08/01 OBI=FUNDS TRANSFER REF=4043400213JO 08/01/07 05:10PM ET

8/01	2,000,000.00	FUNDS TRANSFER (ADVISE 2007[ILLEGIBLE]47781) RCVD FROM HOMEBANC MORTGAGE/ ORG=HOMEBANC MORTGAGE CORP. RFB=20083013HOMEBANC OBI=FUNDS TRANSFER REF=20083013HOMEBANC 08/01/07 12:39PM ET

8/02	1,3[ILLEGIBLE].87	FUNDS TRANSFER (ADVISE 20070[ILLEGIBLE]0200012706) RCVD FROM JPMORGAN CHASE BA/CHASUS33DP[ILLEGIBLE] ORG=JPMORGAN CHASE BANK, N.A. RFB=SWF OF 07/06/02 OBI=6916900024531683 REF=5566500214FR 08/02/07 06:31AM ET

8/02	77,[ILLEGIBLE].85	AUTOMATED CREDIT HOMEBANC INV. DDA CO. ID 9141876001 07[ILLEGIBLE]2CCD MISC 674009

8/02	100,000.00	FUNDS TRANSFER (ADVISE 2007[ILLEGIBLE]) RCVD FROM JPMORGAN CHASE BA/ ORG=HOMEBANC MORTGAGE CORP. RFB=CAP OF 07/08/02 OBI= REF= 3510800214JO 08/02/07 04:44PM ET

8/03	4,524.34	FUNDS TRANSFER (ADVISE 2007[ILLEGIBLE]561) RCVD FROM BNP PARIBAS /BNP PARIBAS ORG=COLLATERAL MGMT. RFB=COL HOMEBANC OBI= REF=PAYA72152[ILLEGIBLE]003703 08/03/07 02:28PM ET

Deposits and Other continued on next page.

WACHOVIA BANK, N.A., COMMERCIAL TEAM 2	page 1 of 7

11 - HomeBanc Funding I
Account Name: Operating Account
Account Number: 11-1001-10020
Prepared By:
August-07
Wachovia Account # 9

Account Description

Current Month GL Balance	0.93
Items included in GL not included in Bank Stmt:

Items included in Bank Stmt not included in GL:

Total Adjustments	—

Adjustments GL Balance	0.93

Bank Balance # 0875	—
Bank Balance # 1379	—
Bank Balance # 0642	0.93

Difference	(0.00)

Explanation of Difference

[ILLEGIBLE]

Co. 12 - HomeBanc Funding II
Account Name: Operating Account
Account Number: 1001-10020
Prepared By: Allison Emrick
August-07
Wachovia Account # 891, 55, 1395 & 50508

Account Description

Current Month GL Balance	—
Items included in GL not included in Bank Stmt:

Items included in Bank Stmt not included in GL:

Total Adjustments	—

Adjusted GL Balance	—

Bank Balance 891	—
Bank Balance 655	—
Bank Balance 395	—
Bank Balance 08	—

Difference	—

Explanation of Difference

[ILLEGIBLE]

17 – HomeBanc Acceptance Corp
Account Name: Operating Account
Account Number: 17-1001-10020
Prepared By:
August-07
Wachovia Account # 60846

Account Description

Current Month GL Balance	691,890.24

Items included in GL not included in Bank Stmt:

Items included in Bank Stmt not included in GL:
8/7/07 Funds Transfer (sent to HB)	(400,000.00)
8/10/07 Funds Transfer (sent to HB)	(279,389.40)
8/8/07 Funds Transfer (sent to HB)	(10,000.00)
8/8/07 Funds Transfer (sent to HB)	(2,500.00)

Total Adjustments	(691,889.40)

Adjusted GL Balance	0.84

Bank Balance # 46	0.84

Difference	0.00

Explanation of Difference

[ILLEGIBLE]

JP Morgan Chase – 10060	Date	08/31/07
18	Closing Ledger Bal.
BANK RECONCILIATION	GL/BK STMT VAR	0.00

	Warehouse	Source
Previous Day’s Bank Balance:	96,082.41	Prior day account rec or bank stmt

Net cash transfers from (to) warehouse account		Note Payment Account

Net cash Transferred from (to) other ZBA accounts:		Note Payment Account

Controlled Disbursement

Wires In:
Advance
Citi Repo
Wach
HC to HMC Advance
JP Agg Excess Remittance
JP Agg Margin Adjustment
JP Agg CHL Payoff Short
Overpayment Facility Fee Charge 12/31/06

Wires Out:
Paydown
Wire Transfer to Wachovia
Wire Transfer to Wachovia
Wire Transfer to Wachovia
Wire Transfer to Wachovia 846
Return HC Advance
CW Payoff
Return HC Advance
HC and HMC Advance
HC MBS Transfer to HMC OP

Fees/bank charges:

Ending balance per bank:

Adjustments not yet booked by Bank:

` Adj 1
Adj 2

		Must equal bank statement

Ending adjusted bank balance	96,082.41

Balance per General Ledger	97,249.93

Adjustments not yet booked to GL:

Date	Description	Other	Responsible Party	Bank Amount		Amount	Variance
6/14/2007	CountryWide				2,161.91
7/6/2007	CW PO				(17.84)
7/10/2007	CW PO				(26.52)
7/23/2007	EMC # – Funding adj needed				(3,183.52)
7/23/2007	Overpayment Facility Fee Charge				121.53
07/31/07	CW funding diffs				(223.08)

Adjustments not yet booked by Bank:

Items awaiting to post to the bank or in GL but not on BS

					0.00

Adjusted Balance per General Ledger					96,082.41

Bank General Ledger Variance					0.00

JPMorganChase JPMORGAN CHASE BANK, N.A. TEXAS MARKET P O BOX 280180 BATON ROUGE LA 70826-0180	August 01, 2007-
August 31, 2007

Account Number
18
Customer Service
If you have any questions about your statement, please contact your Customer Service Professional.
HOMEBANC MORTGAGE CORP
JPMC WAREHOUSE OPERATING ACCT
2002 SUMMIT BLVD STE 600
ATLANTA GA 30319-1497

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$17,512,368.66

Deposits and Credits	14	$85,285,670.32

Withdrawals and Debits	17	$102,701,956.57

Checks Paid	0	$.00

Ending Ledger Balance		$96,082.41

Deposits and Credits

Ledger Date	Description	Amount
08/01	CREDIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS CREDITED	$16,300,000.00
	YOUR ACCOUNT. TRN: 0046011790DM
	YOUR REF: R# 0004601
08/01	FUNDING XFER FROM 000006300063909 TRN: 0290000053RB	$223,169.78
08/02	CREDIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS CREDITED	$17,100,000.00
	YOUR ACCOUNT. TRN: 004506789DM
	YOUR REF: R# 0004604
08/02	CREDIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS CREDITED	$5,900,000.00
	YOUR ACCOUNT. TRN: 0046046799DM
	YOUR REF: R# 0004604
08/02	CREDIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS CREDITED	$4,100,000.00
	YOUR ACCOUNT. TRN: 0046028035DM
	YOUR REF: R# 0004602
08/02	FUNDING XFER FROM 000006300063909 TRN: 0290000097RB	$300,723.45
08/03	CREDIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS CREDITED	$22,500,000.00
	YOUR ACCOUNT. TRN: 0046077968DM
	YOUR REF: R# 0004607
08/06	FUNDING XFER FROM 000006300063909 TRN: 0290000057RB	$8,697,302.09

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

August 01, 2007-
August 31, 2007

Account Number
18
HOMEBANC MORTGAGE CORP
JPMC WAREHOUSE OPERATING ACCT

Commercial Checking

(continued)

Deposits and Credits

Ledger Date	Description	Amount
08/07	FUNDING XFER FROM 000006300063909 TRN: 0290000057RB	$4,788,250.97
08/08	FUNDING XFER FROM 000006300063909 TRN: 0290000053RB	$1,255,682.49
08/09	FUNDING XFER FROM 000006300063909 TRN: 0290000065RB	$3,505,398.88
08/13	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATL GA	$418,480.37
	30319- TRN: 4730000225HY
	YOUR REF: MAIL OF 07/08/13
08/14	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATL GA	$195,662.29
	30319- REF: CREDIT FOR RETURN CHECK TRN: 4710000226HY
	YOUR REF: MAIL OF 07/08/14
08/15	FUNDS TRANS FROM CHK	$1,000.00

Total		$85,285,670.32

Withdrawals and Debits

Ledger Date	Description	Amount
08/01	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$10,600,000.00
	HOMEBANC MASTER IMAD: 0801B1QGC03C001270 TRN:
	4566300212JO
	YOUR REF: CAP OF 07/07/31
08/01	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$4,000,000.00
	HOMEBANC MASTER IMAD: 0801B1QGC03C001692 TRN:
	4566300212JO
	YOUR REF: CAP OF 07/07/31
08/01	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$2,000,000.00
	HOMEBANC CORP CASH REF: FUNDS TRANSFER IMAD:
	0801B10QGC07C008102 TRN: 4043400213JO
	YOUR REF: NONREF
08/01	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$1,500,000.00
	HOMEBANC MASTER IMAD: 0801B1QGC03C00744B TRN:
	4048300213JO
	YOUR REF: CAP OF 07/08/01
08/01	FUNDING XFER TO 000005300063909 TRN: 0190002046RB	$17,665,469.21
08/02	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$4,600,000.00
	HOMEBANC MASTER IMAD: 0802B1QGC04C005969 TRN:
	3510700214JO
	YOUR REF: CAP OF 07/08/02

August 01, 2007-
August 31, 2007

Account Number

HOMEBANC MORTGAGE CORP
JPMC WAREHOUSE OPERATING ACCT

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Description	A mount
08/02	FEDWIRE DEBIT VIA; WACHOVIA BK NA GA/061000227 A/C: HOMEBANC MASTER IMAD: 0802B1QGC06C002519 TRN: 4038000213JO	$2,000.000.00
	YOUR REF: CAP OF 07/08/01	$18,457,803.18
08/02	FUNDING XFER TO 000006300063909 TRN: 01900C2002RB
08/03	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C: HOMEBANC MASTER IMAD: 0803B1OGC01COO5370 TRN: 2583900215J0	$13.900.000.00
	YOUR REF: CAP OF 07/08/03
08/03	BOOK TRANSFER DEBIT A/C: HOMEBANC CORP ATL GA 30319- TRN: 2584000215J0	$450,000.00
	YOUR REF: CAP OF 07/08/03
08/03	FUNDING XFER TO 000006300063909 TRN: 0190002030RB	$8,697,302.09
08/06	FUNDING XFER TO 000006300063909 TRN: 019000201 4RB	$4,787,655.97
08/07	DEBIT MEMORANDUM REF: THE LOAN DEPARTMENT HAS DEBITED YOUR ACCOUNT. TRN: 0046192654DM	$8.697.302.09
	YOUR REF: R# 0004619
08/07	FUNDING XFER TO 000006300063909 TRN: 0190001994RB	$1,255,682.49
08/08	FUNDING XFER TO 000006300063909 TRN: 0190002008RB	$3,505,398.88
08/09	FUNDING XFER TO 000006300063909 TRN: 0190001924RB	$418,480.37
08/10	FUNDING XFER TO 000006300063909 TRN: 0199001998RB	$196,662.29

Total		$102,701,956.57

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
08/01	-$1,729,930.77	08/09	-$322,397.96
08/02	$642,989.50	08/10	-$519,060.25
08/03	$95,687.41	08/13	-$100,579.88
08/06	$4,005,133.53	08/14	$95,082.41
08/07	-$1,159,600.08	08/15	$96,082.41
08/08	-$3,409,316.47

Your service charges, fees and earnings credit have been calculated through account analysis.

HomeBanc Corporation
Account Name: JP Agg Collection Account 27)
Co. 1 Account Number: 1001-10066
Prepared By:
August-07

Account Description

Current Month GL Balance			4,962,870.39

Items included in GL not included in BS:

Items included in BS not Included in GL:

Date	Description	Activity	Bank	GL	Variance
7/5/2007	Wire	Inv DDA Fee	(140,685.62)		(140,685.62)
7/26/2007	Wire	Inv DDA Fee	(593.58)		(593.58)
8/1/2007	EFT Credit-INV DDA		642,776.06		642,776.06
8/24/2007	Wire to JPMC		(4,270,297.82)

Items awaiting to post to Bank
0.00

Total Adjustments	(3,768,800.96)

Adjusted GL Balance	1,194,069.43

Bank Balance	1,194,069.43

Difference	0.00

Explanation of Difference

Prepared By:

Reviewed By:

JPMorganChase JPMORGAN CHASE BANK, N.A. TEXAS MARKET P O BOX 280180 BATON ROUGE LA 70826-0180	August 01, 2007-
August 31, 2007

Account Number
627
Customer Service
If you any questions about your statement, please contact your Customer Service Professional
HOMEBANC MORTGAGE CORP
JP COLLECTION ACCT HELD 1TF FOR
JPMORGAN CHASE BANK NA AS BUYER
ATTN: LOAN ACCOUNTING
2002 SUMMIT BLVD SUITE 100
ATLANTA GA 30319

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$2,325,783.84

Deposits and Credits	25	$3,138,583.41

Withdrawals and Debits	1	$4,270,297.82

Checks Pad	0.00

Ending Ledger Balance		$1,194,069.43

Deposits and Credits

Ledger Date	Description	Amount
08/01	BOOK TRANSFER CREDIT B/0: HOMEBANC MORTGAGE CORP ATLANTA	$144,163.34
	GA 30319-1476 TRN: 3195100213JO
	YOUR REF: CAP OF 07/08/01
08/01	ORIG CO NAME:HOMEBANC ORIG 10:9141876001 DESC	$642.776.06
	DATE:080107 CO ENTRY DESCR:INV. DDA SEC:CCD
	TRACE#:021000025218121 EED:070BD1 IND ID:674000
	iND NAME:5620007211 TRN:2125218121TC
08/02	BOOK TRANSFER CREDIT B/0: HOMEBANC MORTGAGE CORP ATLANTA	$103,150.44
	GA 30319-1476 TRN: 2392500214JO
	YOUR REF: CAP OF 07/08/02
08/03	BOOK TRANSFER CREDIT B/O HOMEBANC MORTGAGE CORP ATLANTA	$197.653.99
	GA 30319-1476 TRN: 3219300215JO
	YOUR REF CAP OF 07/08/03
08/06	BOOK TRANSFER CREDIT B/0; HOMEBANC MORTGAGE CORP ATLANTA	$110,886.71
	GA 30319-1476 TRN 2328300218JO
	YOUR REF:CAP OF 07/O8/06

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears,

August 01, 2007-
August 31, 2007

Account Number
2627
HOMEBANC MORTGAGE CORP
JP COLLECTION ACCT HELD ITF FOR
JPMORGAN CHASE BANK NA AS BUYER

Commercial Checking

(continued)

Deposits and Credits

Ledger Date	Description	Amount
08/07	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$83,664.67
	GA 30319-1476 TRN: 3510600219JO
	YOUR REF: CAP OF 07/08/07
08/08	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$62,954.86
	GA 30319-1476 TRN: 3005200220JO
	YOUR REF: CAP OF 07/08/08
08/09	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$82,256.24
	GA 30319-1476 TRN: 2765300221JO
	YOUR REF: CAP OF 07/08/09
08/15	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$61,464.17
	GA 30319-1476 TRN: 3577Z00Z25JO
	YOUR REF: CAP OF 07/08/13
08/15	BOOK TRANSFER CREDIT B/O; HOMEBANC MORTGAGE CORP ATLANTA	$56,976.03
	GA 30319-1476 TRN: 4264900Z27JO
	YOUR REF: CAP OF 07/08/15
08/15	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$44,097.80
	GA 30319-1476 TRN: 3254100222JO
	YOUR REF: CAP OF 07/08/10
08/16	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$87,421.13
	GA 30319-1476 TRN: 3620700228JO
	YOUR REF: CAP OF 07/08/16
08/16	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$69,104.64
	GA 30319-1476 TRN: 2833300226JO
	YOUR REF: CAP OF 07/08/14
08/16	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$63,883.41
	GA 30319-1476 TRN: 3620800228JO
	YOUR REF: CAP OF 07/O8/16
08/17	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$58,864.56
	GA 30319-1476 TRN: 3069000229JO
	YOUR REF: CAP OF 07/08/17
08/20	BOOK TRANSFER CREDIT B/O; HOMEBANC MORTGAGE CORP ATLANTA	$22,037.01
	GA 30319-1476 TRN: 4992300232JO
	YOUR REF: CAP OF 07/08/20
08/21	BOOK TRANSFER CREDIT B/O; HOMEBANC MORTGAGE CORP ATLANTA	$38,992.76
	GA 30319-1476 TRN: 3720400233JO
	YOUR REF: CAP OF 07/08/21
08/22	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$14,166.16
	GA 30319-1476 TRN 3064400234JO
	YOUR REF: CAP OF 07/08/22
08/24	BOOK TRANSFER CREW B/O; HOMEBANC MORTGAGE CORP ATLANTA	$47,876.24
	GA 30319-1476 TRN: 3261700236JO
	YOUR REF: CAP OF 07/08/24

August 01, 2007-
August 31, 2007

Account Number
2627
HOMEBANC MORTGAGE CORP
JP COLLECTION ACCT HELD ITF FOR
JPMORGAN CHASE BANK NA AS BUYER

Commercial Checking

(continued)

Deposits and Credits

Ledger Date	Description	Amount
08/28	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$291,603.62
	GA 30319-1476 TRN: 2823900239JO
	YOUR REF: CAP OF 07/08/27
08/28	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$38,750.41
	GA 30319-1476 TRN: 28488000239JO
	YOUR REF; CAP OF 07/08/27
08/29	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$207,451.58
	GA 30319-1476 TRN: 2536300240JO
	YOUR REF: CAP OF 07/08/28
08/30	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA	$323,746.13
	GA 30319-1476 TRN: 3687600242JO
	YOUR REF: CAP OF 07/08/30
08/30	BOOK TRANSFER CREDIT B/0: HOMEBANC MORTGAGE CORP ATLANTA	$72,339.59
	GA 30319-1476 TRN: 3688100242JO
	YOUR REF: CAP OF 07/08/30
08/31	BOOK TRANSFER CREDIT B/O; HOMEBANC MORTGAGE CORP ATLANTA	$212,301.86
	GA 30319-1476 TRN: 2089300243JO
	YOUR REF: CAP OF 07/08/31

Total		$3,138,583.41

Withdrawals and Debits

Ledger Date	Description	Amount
08/24	BOOK TRANSFER DEBIT A/C: JP MORGAN CHASE INVESTMENT	$4,270,297.82
	PORNEWARK DE 19713- REF: ATTENTION: JAYME BIRKMIRE TRN:
	47300000236HY
	YOUR REF: MAIL OF 07/08/24

Total		$4,270,297,82

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
08/01	$3,112,723.24	08/06	$3,524,414.38
08/02	$3,215,873.68	08/07	$3,608,079.05
08/03	$3,413,527.67	08/08	$3,671,033.91

August 01, 2007-
August 31, 2007

Account Number
42627
HOMEBANC MORTGAGE CORP
JP COLLECTION ACCT HELD ITF FOR
JPMORGAN CHASE BANK NA AS BUYER

Commercial Checking

(continued)

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
08/09	$3,753,290.15	08/22	$4,270,297.82
08/15	$3,915,828.15	08/24	$47,876.24
08/16	$4,136,237.33	08/28	$378,230.27
08/17	$4,195,101.89	08/29	$585,681.85
08/20	$4,217,138.90	08/30	$981,767.57
08/21	$4,256,131.66	08/31	$1,194,069.43

Your service charges, fees and earnings credit have been calculated through account analysis.

HomeBanc Mortgage Corporation
Account Name: HomeBanc Mortgage Liquid Funding Collection Account
Co. 1 Account Number: 1001-10080
Prepared By:
August-07

Account Description

Current Month GL Balance			9,941.05

Items included n GL not included in BS:

Items included in BS not in GL:

Date	Description	Activity	Bank	GL	Variance
					—
					—
					—
					—

Items awaiting to post to Bank

Items in GL but not on BS

0.00

Total Adjustments	0.00

Adjusted GL Balance	9,941.05

Bank Balance	9,941.05

Explanation of Difference	0.00

Prepared By:

Reviewed By:

September 25, 2007

August 01, 2007-
August 31, 2007

Account Number

Customer Service
If you have any questions about your statement, please contact your Customer Service Professional.
HOMEBANC MORTGAGE CORP
HOMEBANC MORTGAGE LF COLLECTION ACCT
ATTN: LOAN ACCOUNTING
2002 SUMMIT BLVD SUITE 100
ATLANTA GA 30319

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$9,941.05

Deposits and Credits	0	$.00

Withdrawals and Debits	0	$.00

Checks Paid	0	$.00

Ending Ledger Balance		$9,941.05

Your service charges, fees and earnings credit have been calculated through account analysis.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

HomeBanc Corporation
Account Name: Collection Account ( )
Co. 10 Account Number: 1001-10060
Prepared By :
August-07

Account Description

Current Month GL Balance			495,242.02

Items included in GL not included in BS:

Items included in BS not included in GL:

Date	Description	Activity	Bank	GL	Variance	Notes
6/13/2007	HC WH PI to HC Operating		310.68		310.68
7/16/2007	HC WH PI to HC Operating		300.65

Items awaiting to post to Bank
8/31/2007 2005-3 B Bond (net wire)	27,243.69
8/31/2007 2005-4 M-S OC (net wire)	220,317.40
8/31/2007 2005-5 M-4 B-2 (net wire)	166,565.17

		(414,126.26)

Total Adjustments		(413,514.93)

Adjusted GL Balance		81,727.09

Bank Balance		81,727.09

Difference		0.00

Explanation of Difference

Prepared By:

Reviewed By:

August 01, 2007-
August 31, 2007

Account Number

Customer Service
If you have any questions about your statement, please contact your Customer Service Professional.
HOMEBANC CORP
OPERATING ACCT
ATTN: LOAN ACCOUNTING
2002 SUMMIT BLVD SUITE 100
ATL GA 30319

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$181,727.09

Deposits and Credits	1	$450,000.00

Withdrawals and Debits	2	$550,000.00

Checks Paid	0	$.00

Ending Ledger Balance		$81,727.09

Deposits and Credits

Ledger Date	Description	Amount
08/03	BOOK TRANSFER CREDIT B/O: HOMEBANC MORTGAGE CORP ATLANTA GA 30319-1497 TRN: 2584000215JO YOUR REF: CAP OF 07/08/03	$450,000.00

Total		$450,000.00

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

August 01, 2007-
August 31, 2007

Account Number

HOMEBANC CORP
OPERATING ACCT

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Description	Amount
08/02	FEDWIRE DEBIT VIA: WACHOVIA BK NA GA/061000227 A/C:	$100.000.00
	HOMEBANC CORPORATION IMAD; 080281QGC06C005704 TRN:
	3510800214JO
	YOUR REF:CAP OF 07/08/02
08/03	FEDWIRE DEBIT VI A: WACHOVIA BK NA GA/061000227 A/C:	$450,000,00
	HOMEBANC CORPORATION IMAD: 080381QGC08C006218 TRN:
	2584100215JO
	YOUR REF:CAP OF 07/08/03

Total		$550,000.00

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
08/02	$81,727.09	08/03	$81,727.09

Your service charges, fees and earnings credit have been calculated through account analysis.

Co. 10 - HomeBanc Corporation
Account Name: Master Account
Account Number: 1001-10061
Prepared By : Shawn L. Davis
August-07
JP Morgan Chase # 22

Account Description

This account is the master cash account for MBS activity. Transactions that occur in this account include securitization principle and interest payments and bank fees. This account is reconciled on a daily basis and also on a monthly basis.

Current Month GL Ending Balance	708,878.05
Items booked to the G/L not on Bank Statement:

Items included in Bank Statement not included in GL:

Items included in GL not included in Bank Statement:

Total Adjustments	0.00

Adjusted GL Balance	708,878.05

Bank Balance #066-656222	708,878.05

Difference

Explanation of Difference

Prepared By:

Reviewed By:

JPMorganChase JPMORGAN CHASE BANK, N.A. TEXAS MARKET P O BOX 280180 BATON ROUGE LA 70826-0180	August 01, 2007-
August 31, 2007

Account Number

Customer Service
If you any questions about your statement, please contact your Customer Service Professional.
HOMEBANC CORP
2002 SUMMIT BLVD SUITE 100
ATLANTA GA 30319

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$102,682.13
Opening Collected Balance		$.00
Deposits and Credits	16	$99,528,718.47
Withdrawals and Debits	12	$98,922,523.55
Checks Paid	0	$.00
Ending Ledger Balance		$708,878.05
Ending Collected Balance		$708,878.05

Deposits and Credits

Ledger Date	Value Date	Description	Amount
08/03		SALE OF SECURITIES GIS REF: T3072158038	$27,967,839.96
		CUSTODY ACT: G 69844 SALE TD 08/02/07 SETTLE DATE:
		08/03/07BKR: BEAR, STEARNS SECURITIES CORP.UNITS:
		52,300,000.00 CUSIP NO:939336204 WASHINGTON
		MUTUAL MORTGAGE PASS-THR
08/07		BOOK TRANSFER CREDIT B/0: JPMORGAN CHASE BANK,	$39,860,762.26
		NATIONAL NEW YORK NY 10004- ORG: JPMORGAN
		SECURITIES INC/1400-934 EXCHANGE PL 4TH FL/JERSEY CITY, REF:
		/8NF/A-C000066656222 FREE RECEIVE/TIME/17:34 FEDBK
		YOUR REF: BDI OF 07/08/07
08/07		SALE OF SECURITIES G1S REF: T307219862H	$12,517,675.98
		CUSTODY ACT: G 69844 SALE TD 08/06/07 SETTLE DATE:
		08/07/07BKR: JP MORGAN SECS INC., - FIXED UNITS: 14,065,000.00
		CUSIP NO: 43739ECV7 HOMEBANC MORTGAGE TRUST 2006-1
		M-1

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

August 01, 2007-
August 31, 2007

Account Number
2
HOMEBANC CORP

Commercial Checking

(continued)

Deposits and Credits

Ledger Date	Vafue Date	Description	Amount
08/07		SALE OF SECURITIES GIS REF: T307219CBIJ CUSTODY ACT: G 69844 SALE TD; 08/06/07 SETTLE DATE: 08/07/07BKR: JP MORGAN SECS INC, - FIXED UNITS; 8,560,000.00 CUSIP NO: 073882AR3 BEAR STEARNS ARM TRUST 2006-4 B-2 V	$7,153,416.68
08/07		SALE OF SECURITIES GIS REF: T307219861U CUSTODY ACT: G 69844 SALE TD; 08/06/07 SETTLE DATE: 08/07/07BKR: JP MORGAN SECS INC.. - FIXED UNITS: 6,073,000.00 CUSIP NO: 43739ECW5 HOMEBANC MORTGAGE TRUST 2006-1 M-2	$4,736,864.86
08/07		BOOK TRANSFER CREDIT B/O: JPMORGAN CHASE BANK, NATIONAL NEW YORK NY 10004- ORG: JPMORGAN SECURITIES INC/1400-934 EXCHANGE PL 4TH FL/JERSEY CITY, REF: /BNF/A-C000066656222 FREE RECEIVE/TIME/17:32 FEDBK YOUR REF: BOI OF 07/08/07	$4,032,722.14
08/07		SALE OF SECURITIES GIS REF:T30721SB61W CUSTODY ACT: G 69844 SALE TD: 08/06/07 SETTLE DATE: 08/07/07BKR: JP MORGAN SECS INC., - FIXED UNITS; 3,607,000.00 CUSIP NO: 43739ECX3 HOMEBANC MORTGAGE TRUST 2006- 1 B-1	$2,214,653.37
08/07		BOOK TRANSFER CREDIT B/O: JPMORGAN CHASE BANK, NATIONAL NEW YORK NY 10004- ORG: JPMORGAN SECURITIES INC/1400-934 EXCHANGE PL 4TH FL/JERSEY CITY, REF: /BNF/A-C000066656222 MONEY DIF/TIME/17:32 FEDBK YOUR REF: BOI OF 07/08/07	$5,434.55
08/27		PAYMENT OF PRINCIPAL/INCOME GIS REF: C2072390GRM REC DT07/31/07SETTLE DATE: 08/27/07I: 132621.34 P: 48102250CUSTODY ACT: G 69844 PYMT CUSIP NO: 9393362D4 WASHINGTON MUTUAL MORTGAGE PASS-THRUNITS: 52300000.00 FACTOR; 0.54406408 TRN: 0000047143SV YOUR REF: 518440	$613,643.84
08/27		PAYMENT OF PRINClPAL/INCOME GIS REF: C2072390GZH REC DT07/31/07SETTLE DATE: 08/27/07I: 221254.75 P: 3747.55CUSTODY ACT: G 69844 PYMT CUSIP NO: 073882AQ5 BEAR STEARNS ARM TRUST 2006-4 B-1 VUNITS: 43457000.00 FACTOR: 0.99907015 TRN: 0000047346SV YOUR REF: 553922	$225,002.30
08/27		SECURITIES RELATED INTEREST GIS REF: C2072390GYN REC DT07/31/07SETTLE DATE: 08/27/07I: 69411.26 CUSTODY ACT: G 69844 INTR CUSIP NO: 43739ECV7 HOMEBANC MORTGAGE TRUST 2006-1 M-1 UNITS: 14065000.00 FACTOR: 1.00000000 TRN: 0000047326SV YOUR REF: 552101	$59,451.26

August 01, 2007-
August 31, 2007

Account Number
2
HOMEBANC CORP

Commercial Checking

(continued)

Deposits and Credits

Ledger Date	Value Date	Description	Amount
08/27		PAYMENT OF PRINCIPAL/INCOME GIS REF: C2072390GZG REC	$44,320.12
		DT07/31/07SETTLE DATE: 08/27/07I: 43581.94 P: 738.1BCUSTODY
		ACT: G 69844 PYMT CUSIP NO: 0738B2AR3 BEAR STEARNS ARM
		TRUST 2006-4 B-2 VUNITS: 8560000.00 FACTOR: 0.99907015 TRN:
		0000047345SV
		YOUR REF: 553893
08/27		PAYMENT OF PRINCIPAL/INCOME GIS REF: C2072390GZI REC	$34,089.21
		DT07/31/07SETTLE DATE; 08/27/07I; 33521.44 P: 567.77CUSTODY
		ACT: G 69844 PYMT CUSIP NO: 07388AS1 BEAR STEARNS ARM
		TRUST 2006-4 B-3 VUNITS: 6584000.00 FACTOR: 0.99907015 TRN:
		0000047347SV
		YOUR REF: 553923
08/27		SECURITIES RELATED INTEREST GIS REF: C2072390GYO REC	$29.992.05
		DT07/31/07SETTLE DATE: 08/27/07I: 29992.05 CUSTODY ACT: G
		69844 INTR CUSIP NO: 43739ECW5 HOMEBANC MORTGAGE TRUST
		2006-1 M-2 UNITS: 6073000.00 FACTOR: 1.00000000 TRN:
		0000047327SV
		YOUR REF: 552102
08/27		SECURITIES RELATED INTEREST GIS REF: C2072390GYM REC	$17,813.49
		DT07/31/07SETTLE DATE: 08/27/07I: 17813.49 CUSTODY ACT: G
		69844 INTR CUSIP NO: 43739ECX3 HOMEBANC MORTGAGE TRUST
		2006-1 B-1 UNITS: 3607000.00 FACTOR: 1.00000000 TRN:
		0000047325SV
		YOUR REF:552100
08/27		PAYMENT OF PRINCIPAL/INCOME GIS REF: C20723SMXMX REC	$5,027.40
		DT07/31/07SETTLE DATE: 08/27/07I: 5010.90 P:l6.50CUSTODY ACT:
		G 69844 PYMT CUSIP NO: 43741BAV1 HOMEBANC MORTGAGE TRUST
		2007-1 1-B-UNITS: 982032.00 FACTOR: 0.99991772 TRN:
		0000023341SV
		YOUR REF:562313

Total			$99,528,719.47

August 01, 2007-
August 31, 2007

Account Number
22
HOMEBANC CORP

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Value Date	Description	Amount
08/03		RECEIPT OF SECURITIES GIS REF: T30721 5BDWB	$26,235,328.34
		CUSTODY ACT: G 69844 RECD TO: 08/03/07 SETTLE DATE:
		08/03/07BKR: CITIGROUP GLOBAL MARKETS INC/UNITS:
		52,300.000.00 CUSIP NO: 9393362D4 WASHINGTON
		MUTUAL MORTGAGE PASS-TMR
08/03		FEDWIRE DEBIT VIA: WACHOVIA BK NA GA	$1,700,000.00
		/061000227 A/C: HOMEBANC CORP REF:
		FUNDS TRANSFER IMAD 0803B1QGC07C007170
		YOUR REF: NONREF
08/07		RECEIPT OF SECURITIES GIS REF: T307219BSYX	$39,779,374.60
		CUSTODY ACT: G 69844 RECD TO: 08/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH,PIERCE,FENNER &UNITS;
		43,457,000.00 CUSIP NO: 073B82AQ5 BEAR
		STEARNS ARM TRUST 2006-4 B-1 V
08/07		RECEIPT OF SECURETIES GIS REF: T30721 9BOUS	$12,489.912.63
		CUSTODY ACT: G 69B44 RECD TO: OB/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH,PIERCE,FENNER&UNITS:
		14,065,000.00 CUSIP NO: 43739ECV7 HOMEBANC
		MORTGAGE TRUST 2006-1 M-1
08/07		RECEIPT OF SECURITIES GIS REF: T30721 9CBEM	$7,139,244.85
		CUSTODY ACT: G 69844 RECD TO:08/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH, PIERCE,FENNER &UNITS:
		8,660,000.00 CUSIP NO: 073B82AR3 BEAR STEARNS
		ARM TRUST 2006-4 B-2 V
08/07		RECEIPT OF SECURITIES GIS REF: T30721 98OUL	$4,727,391.77
		CUSTODY ACT: G 69844 RECD TO: 08/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH,P1ERCE,FENNER &UNITS:
		6,073,000.00 CUSIP NO: 43739ECW5 HOMEBANC
		MORTGAGE TRUST 2006-1 M-2
08/07		RECEIPT OF SECURITIES GIS REF: T307219CB4H	$4,022,662.05
		CUSTODY ACT: G 69844 RECD TO: 08/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH,PIERCE,FEIWER &UNITS;
		6,584,000.00 CUSIP NO: 073882AS1 BEAR STEARNS
		ARM TRUST 2006-4 B-3 V
08/07		RECEIPT OF SECURITIES GIS REF: T30721980UN	$2,208,954.14
		CUSTODY ACT: G 69844 RECD TO: 08/07/07 SETTLE DATE:
		08/07/07BKR: MERRILL LYNCH,PIERCE,FENNER & UNITS:
		3,607,000.00 CUSIP NO: 43739ECX3 HOMEBANC
		MORTGAGE TRUST 2006-1 B-1
08/07		FEDWIRE DEBIT VIA: WACHOVIA BK NA GA	$148,555.36
		/061000227 A/C: HMB ACCEPTANCE OPERATING
		IMAD: 0807B1QGC08C006839
		YOUR REF: NONREF

August 01, 2007 -
August 31, 2007

Account Number
222

HOMEBANC CORP

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Value Date	Description	Amount
08/27		PURCHASE OF SECURITIES GIS REF: T307239CWM9 CUSTODY ACT: G 69844 PURC CUSIP NO: 9393362D4 SECURITY RELATED CASH CMO REFACTOR E-MAIL TO HOMEBANC CORP WASHINGTON MUTUAL MORTGAGE PASS-THROU TRN: 0000020562SY	$464,934.99
08/27		SECURITIES RELATED ADJUSTMENT GIS REF: T307239CX8LDSBR NON SECURITY RELATED CASH MONTHLY DDA DEBIT DEBIT JULY 2007 REF: INV#303020 B/E 457BA TRN: 0000021514SY	$5,000.00
08/27		PURCHASE OF SECURITIES GIS REF: T307239CUFX CUSTODY ACT: G 69B44 PURC CUSIP NO: 073882AR3 SECURITY RELATED CASH CMO REFRACTOR E-MAIL TO HOMEBANC CORP BEAR STEARNS ARM TRUST 2006-4 B-2 VAR TRN: 0000020051SY	$1,164.83

Total			$98,922,523.55

Daily Balance

Date	Collected Balance	Ledger Balance	Date	Collected Balance	Ledger Balance
08/03	$135,193.75	$135,193.75	08/27	$708,878.05	$708,878.05
08/07	$140,628.19	$140,628.18

You service charges, fees and earnings credit have been calculated through account analysis.